ASYMmetric Smart Income ETF
Schedule of Investments (Unaudited)
March 31, 2023

	Shares	Value
COMMON STOCKS - 99.8%
Energy - 99.8%#
Antero Midstream Corp.	2,973	$31,187
Cheniere Energy Partners LP	179	8,470
Cheniere Energy, Inc.	199	31,362
Crestwood Equity Partners LP	305	7,604
DCP Midstream LP	336	14,018
Delek Logistics Partners LP	33	1,565
DT Midstream, Inc.	624	30,807
Enbridge, Inc.	832	31,722
Energy Transfer LP	1,384	17,258
EnLink Midstream LLC	1,178	12,770
Enterprise Products Partners LP	678	17,560
Enviva, Inc.	719	20,765
Equitrans Midstream Corp.	5,197	30,039
Genesis Energy LP	400	4,504
Gibson Energy, Inc.	1,857	29,679
Hess Midstream LP	158	4,573
Holly Energy Partners LP	173	3,005
Keyera Corp.	1,414	30,958
Kinder Morgan, Inc.	1,837	32,166
Kinetik Holdings, Inc.	1,053	32,959
Magellan Midstream Partners LP	325	17,635
MPLX LP	510	17,569
NuStar Energy LP	367	5,740
ONEOK, Inc.	479	30,436
Pembina Pipeline Corp.	950	30,774
Plains All American Pipeline LP	1,384	17,258
Plains GP Holdings LP	2,253	29,559
Targa Resources Corp.	423	30,858
TC Energy Corp.	784	30,496
Tellurian, Inc. *	21,031	25,868
The Williams Company Inc.	1,041	31,084
Western Midstream Partners LP	632	16,666
TOTAL COMMON STOCKS
(Cost $721,038)		676,914

SHORT-TERM INVESTMENT - 0.0%
Money Market Deposit Account - 0.0%
U.S. Bank N.A., 4.480% (a)
(Cost $30)	30	30

Total Investments - 99.8%
(Cost $721,068)		676,944
Other Assets and Liabilities, Net - 0.2%		1,484
Total Net Assets - 100.0%		$678,428

*	Non-income producing security.
#
The Fund is signficantly invested in this sector and therefore is subject to additional risks. The energy sector may be more sensitive to short product cycles, competition and more aggressive pricing than the overall market.

(a)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount.
The rate shown is as of March 31, 2023.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$676,914	$-	$-	$676,914
Short-Term Investment	30	-	-	30
Total Investments	$676,944	$-	$-	$676,944